UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2022

Americrew Inc.
(Exact name of registrant as specified in its charter)

New Jersey	000-56176	33-148545
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

21 Omaha Street, Dumont, NJ 07628

(Address of Principal Executive Office) (Zip Code)

(201) 387-7700

(Registrant’s telephone number, including area code)

____________________________________________

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Company’s Certifying Accountant

(a) Dismissal of BF Borgers CPA P.C. (“BF Borgers”)

On July 7, 2022, the Board of Directors (the “Board”) of Americrew Inc. (the “Company”) dismissed BF Borgers as its independent registered public accounting firm.

The accounting reports of BF Borgers’ on the Company’s consolidated financial statements for fiscal years (“FY”) ended December 31, 2020 (“2020”) and December 31, 2021 (“2021”) did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern based on the Company’s minimal activities in FY 2020 and the Company’s recurring losses from operations in FY 2021.

During FY ended 2020 and 2021 and the subsequent interim period through July 7, 2022, the effective date of BF Borgers’ dismissal, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BF Borgers would have caused BF Borgerso make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided BF Borgers a copy of this Report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested BF Borgers to furnish the Company with a letter addressed to the SEC, stating whether or not it agrees with the statements made in this Item 4.01. A copy of BF Borgers’ letter dated July ☑, 2022, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 10.1 to this Form 8-K.

(b) Engagement of Grassi & Co., CPAs, P.C. (“Grassi”)

On July 7, 2022, the Board of Directors appointed Grassi & Co., CPA’s, P.C., an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm.

During the FY ended 2020 and 2021 and the subsequent interim period through July 7 2022, neither the Company, nor any party on behalf of the Company, consulted with Grassi & Co., CPA’s, P.C.with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by Grassi that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2022, Earl Scott resigned as a member of the Board of the Company and as Chief People Officer and Vice President of Workforce Development for personal reasons.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
10.1	Letter from BF Borgers CPA P.C., dated July [ ], 2022

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